Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Amendment No. 4 to Investment Company Act File
No. 811-09733 on Form N-1A of Master Premier Growth Trust of our reports dated January 9, 2002 for
Master Premier Growth Trust and Merrill Lynch Premier Growth Fund, Inc. (the “Fund”) both appearing in the November 30, 2001 Annual Report of the Fund.

/s/ Deloitte & Touche LLP

New York, New York March 27, 2002